PROSPERITY BANCSHARES, INC.®

First Victoria®

THE OLDEST INDEPENDENT BANK IN TEXAS

Acquisition of FVNB Corp. July 1, 2013 Exhibit 99.1

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
Statements contained in this presentation which are not
historical facts and which pertain to future operating results of Prosperity Bancshares
®
and its subsidiaries constitute
“forward-looking statements” within the meaning of the
Private Securities Litigation reform Act of 1995. These
forward-looking statements involve significant risks and
uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the company’s periodic filings with the
SEC. Copies of the SEC filings for Prosperity Bancshares
®
may be downloaded from the Internet at no charge from
www.prosperitybankusa.com.

Strategic Rationale
Strategic Rationale
•
Strengthens Prosperity’s position in the economically attractive Gulf Coast and Central regions of Texas:
–
Complimentary franchises and markets
–
Similar cultures and operating philosophies
–
Enhances market share in existing Victoria and Bryan/College Station markets
–
Adds to the North Houston footprint near The Woodlands, where Exxon Mobil is building their 400 acre headquarters to house
10,000+ employees
–
–
$540 million trust assets under management at year end 2012, significantly enhancing current trust business
(1) Per Cetera Financial Institutions rankings
•
Diversifies Prosperity’s revenue stream with FVNB’s brokerage and trust businesses
•
Meaningful accretion to earnings per share
•
Prosperity will remain well-capitalized
•
Following the merger, Prosperity will be the 39th largest U.S. headquartered banking institution
FVNB ranks #1 against peers, #5 overall in brokerage commissions
(1)

Tulsa
Las Vegas
Canadian
Oklahoma City
Fort Smith
ARKANSAS
Amarillo
Lawton
Little Rock
U N I T E D   S T A T E S
Lubbock
Pecos
Paris
Red
Brazos
Abilene
Monroe
Shreveport
Natchitoches
Waco
T E X A S
Lafayette
Rio Grande
Piedras Negras
Laredo
Ciudad Anahuac
Gulf of Mexico

Strengthens Texas Franchise
Strengthens Texas Franchise
Source: SNL Financial
* Branch count excludes duplicative drive-thru locations and includes one FVNB loan production office in Sugar Land
(2)
PB (222)*
FVNB (34)*
Pro Forma Branch Footprint
Victoria
Midland
Odessa

Enhances Market Share
Enhances Market Share
Source: SNL Financial
Note: Deposit data as of June 30, 2012; Pro forma for pending and completed transactions
* Branch count excludes duplicative drive-thru locations and includes one FVNB loan production office in Sugar Land
Texas Deposit Market Share
Number Deposits in Market
of Market Share
Rank Institution (ST) Branches ($mm) (%)
1 JPMorgan Chase & Co. (NY) 681 106,289 20.6
2 Bank of America Corp. (NC) 437 79,784 15.5
3 Wells Fargo & Co. (CA) 689 56,269 10.9
4 BBVA 374 28,035 5.4
5 Cullen/Frost Bankers Inc. (TX) 131 17,365 3.4
Pro Forma 250 13,219 2.6
6 Prosperity Bancshares Inc. (TX)* 216 11,243 2.2
7 Capital One Financial Corp. (VA) 174 9,972 1.9
8 Comerica Inc. (TX) 139 9,563 1.9
9 Zions Bancorp. (UT) 97 9,424 1.8
10 International Bancshares Corp. (TX) 169 6,921 1.3
11 Texas Capital Bancshares Inc. (TX) 13 6,264 1.2
12 BOK Financial Corp. (OK) 47 4,604 0.9
13 Citigroup Inc. (NY) 100 4,177 0.8
14 Regions Financial Corp. (AL) 84 3,985 0.8
15 Hilltop Holdings Inc. (TX) 33 3,963 0.8
23 FVNB Corp. (TX)* 34 1,976 0.4
Top 15 3,384 357,858 69.3
Total 6,858 516,072 100.0

Growing Markets of Operation
Growing Markets of Operation
(1)
(2)
Victoria & Coastal Cities
Bryan / College Station & San Antonio / Austin Corridor
Houston and Surrounding Area
•
Expected capital investment of $28 billion in the Eagle Ford Shale play in 2013
•
•
$1 billion TPCO Pipe plant is under construction and is estimated to create 400 to 600 jobs
•
Cheniere Energy is set to begin construction of a liquefied natural gas plant on the La Quinta ship channel, which will have production capacity of 13.5 million tons per year
•
Home to Texas A&M University and Blinn College which enroll approximately 50,000 and 15,000 students every year, respectively
•
G-Con Biopharmaceutical Manufacturing facility is open and projected to add 150 six figure salary jobs to the Bryan /
College Station community
•
Construction of a 3,500 acre bio medical complex is underway along Highway 47
•
600,000 square foot Sysco Foods distribution center completed and will house 600+ employees
•
Exxon Mobil is expected to complete a 400 acre facility by 2015 which will house over 10,000 relocated employees in The
Woodlands market
•
Ben E. King, Noble Drilling, Team Industrial Services, BP America, Shell, Transwestern and Worley Parsons added over
5,000 new jobs to the South / West Houston market
•
The Walker County market is home to Sam Houston State University, the fastest growing four-year institution in Texas, which enrolls approximately 18,500 every semester
Construction of the 1.1 million square foot Caterpillar plant in Victoria

First Victoria

THE OLDEST INDEPENDENT BANK IN TEXAS

•
Founded in 1867, First Victoria
National Bank is the oldest
independent bank in Texas
•
Operates 34 locations across the
Gulf Coast and Central regions
of Texas
•
Consistent growth and
profitability through the cycle
•
Established presence in
economically and
demographically attractive
markets
Source: SNL Financial and FVNB company documents
Financial Highlights – FVNB Corp.
Financial Highlights – FVNB Corp.
Year ended, Quarter ended,
Dollars in thousands 12/31/10 12/31/11 12/31/12 03/31/13
Balance Sheet
Total Assets 1,732,919 $ 1,912,657 $ 2,390,445 $ 2,410,497 $
Gross Loans HFI 1,295,322 1,327,800 1,615,819 1,607,681
Securities 246,343 270,103 372,644 379,451
Deposits 1,527,680 1,698,404 2,132,369 2,147,212
Total Equity 123,701 159,689 205,777 212,387
Tangible Common Equity 94,619 113,244 140,388 147,153
Balance Sheet Ratio
Loans / Deposits (%) 84.8 78.2 75.8 74.9
Tangible Common Equity / Tangible Assets (%) 5.55 6.01 5.99 6.23
Leverage Ratio (%) 7.85 8.95 8.33 8.73
Tier 1 Capital Ratio (%) 10.10 12.18 11.92 12.48
Total Capital Ratio (%) 11.36 13.44 13.18 13.74
Income Statement
Net Interest Income 62,882 $     66,265 $     75,608 $     21,350 $
Provision Expense 11,750 7,100 6,150 1,000
Noninterest Income 23,886 24,718 26,493 6,582
Noninterest Expense 59,035 62,816 67,123 17,494
Net Income Available to Common 11,312 14,636 19,058 6,380
Profitability
Return on Average Assets (%) 0.69 0.83 0.93 1.10
Return on Average Tangible Common Equity (%) 12.9 14.4 15.9 17.9
Net Interest Margin - FTE (%) 4.27 4.07 4.09 4.01
Efficiency Ratio (%) 68.0 69.0 65.7 62.6
Fee Income / Operating Revenue (%) 27.5 27.2 25.9 23.6
Ratios

Pro Forma Loan Composition
Pro Forma Loan Composition
Prosperity Bancshares, Inc. FVNB Corp. Pro Forma
Loan Portfolio ($000) Amount %
Residential R.E. $1,409,967 23.1%
Commercial R.E. 2,633,869 43.1%
Construction 728,639 11.9%
Commercial & Industrial 965,505 15.8%
Consumer & Other 372,602 6.1%
Total Loans & Leases $6,110,582 100.0%
Loan Portfolio ($000) Amount %
Residential R.E. $362,477 22.5%
Commercial R.E. 583,850 36.3%
Construction 174,641 10.9%
Commercial & Industrial 299,509 18.6%
Consumer & Other 187,204 11.6%
Total Loans & Leases $1,607,681 100.0%
Loan Portfolio ($000) Amount %
Residential R.E. $1,772,444 23.0%
Commercial R.E. 3,217,719 41.7%
Construction 903,280 11.7%
Commercial & Industrial 1,265,014 16.4%
Consumer & Other 559,806 7.3%
Total Loans & Leases $7,718,263 100.0%
Yield on Loans: 6.08%
Loans / Deposits: 47.6%
Yield on Loans: 5.34%
Loans / Deposits: 74.9%
Yield on Loans: 5.93%
Loans / Deposits: 51.5%
Sources: SNL Financial and FVNB company documents; Data as of March 31, 2013
Note: Pro forma loan composition excludes fair value purchase accounting adjustments; Loan to deposit ratio excludes purchase accounting adjustments
Prosperity loan composition pro forma for Coppermark Bancshares, Inc. acquisition and excludes fair value purchase accounting adjustments; Loan to deposit ratio excludes purchase accounting adjustments
Residential
R.E.
23.1%
Commercial
R.E.
43.1%
Construction
11.9%
Commercial
& Industrial
15.8%
Consumer &
Other
6.1% Residential
R.E.
22.5%
Commercial
R.E.
36.3%
Construction
10.9%
Commercial
& Industrial
18.6%
Consumer &
Other
11.6%
Residential
R.E.
23.0%
Commercial
R.E.
41.7%
Construction
11.7%
Commercial
& Industrial
16.4%
Consumer &
Other
7.3%

Pro Forma Deposit Composition
Pro Forma Deposit Composition
Prosperity Bancshares, Inc. FVNB Corp. Pro Forma
Deposit Portfolio ($000) Amount %
Demand Deposits $3,292,545 25.7%
NOW & Other 2,597,300 20.2%
MMDA & Savings 4,368,729 34.0%
Retail Time Deposits 1,175,772 9.2%
Jumbo Time Deposits 1,396,901 10.9%
Total Deposits $12,831,247 100.0%
Deposit Portfolio ($000) Amount %
Demand Deposits $517,839 24.1%
NOW & Other 153,297 7.1%
MMDA & Savings 1,035,746 48.2%
Retail Time Deposits 219,045 10.2%
Jumbo Time Deposits 221,285 10.3%
Total Deposits $2,147,212 100.0%
Deposit Portfolio ($000) Amount %
Demand Deposits $3,810,384 25.4%
NOW & Other 2,750,597 18.4%
MMDA & Savings 5,404,475 36.1%
Retail Time Deposits 1,394,817 9.3%
Jumbo Time Deposits 1,618,186 10.8%
Total Deposits $14,978,459 100.0%
Cost of Deposits: 0.30% Cost of Deposits: 0.35% Cost of Deposits: 0.30%
Demand
Deposits
25.7%
NOW &
Other
20.2%
MMDA &
Savings
34.0%
Retail Time
Deposits
9.2%
Jumbo Time
Deposits
10.9%
Demand
Deposits
24.1%
NOW &
Other
7.1%
MMDA &
Savings
48.2%
Retail Time
Deposits
10.2%
Jumbo Time
Deposits
10.3%
Demand
Deposits
25.4%
NOW &
Other
18.4%
MMDA &
Savings
36.1%
Retail Time
Deposits
9.3%
Jumbo Time
Deposits
10.8%
Source: SNL Financial and FVNB company documents; Data as of March 31, 2013
Note: Pro forma deposit composition excludes fair value purchase accounting adjustments
Prosperity deposit composition pro forma for Coppermark Bancshares, Inc. acquisition and excludes purchase accounting adjustments
FVNB deposit data per regulatory filings; Sweep accounts data supplemented by company documents

Transaction Terms
Transaction Terms
Merger Partner:
FVNB Corp. (“FVNB”)
Aggregate Deal Value:
$374.2 million
(1)
Consideration Structure:
5,570,818 shares of Prosperity and $91.25 million of cash
Consideration Mix:
76% stock / 24% cash
(1)
Termination Fee:
$15.0 million plus expenses incurred by Prosperity up to $750,000
Required Approvals:
Customary regulatory approval; FVNB shareholder approval
Due Diligence:
Completed
Anticipated Closing:
Fourth quarter of 2013
(1) Based on Prosperity’s closing stock price on June 26, 2013

Aggregate Deal Value ($mm) $374.2
Transaction Multiples
LTM Earnings ($21.1mm) 17.7x
2013 Annualized Earnings ($25.5mm) 14.7x
Book Value ($194.4mm) 1.92x
Tangible Book Value ($147.2mm) 2.54x
Core Deposit Premium ($1,925.9mm) 11.8%

Transaction Summary
Transaction Summary
Source: FVNB company documents; Balance sheet data as of March 31, 2013
(1) Based on Prosperity’s closing stock price on June 26, 2013
(2) Equal to aggregate deal value less FVNB’s tangible common equity as a percentage of core deposits; Core deposits defined as total deposits less jumbo time deposits (greater than $100,000)
(1)
(2)

Management Retention
Management Retention
Prosperity Bank has placed a very high value on the existing FVNB leadership team and has extended numerous individual employment offer agreements to members of FVNB.  Among them, the following executive leaders will join Prosperity Bank in the following capacity:
FVNB Member Current Role Prosperity Bank Position
Chairman & CEO M. Russell Marshall
Kenneth Vickers
John Zacek
Chief  Lending Officer
Executive Vice President
of the Victoria Region
Chairman – Wealth Management/Private Banking
Senior Executive Vice President
Executive Loan Committee
President – South Texas Area

Financial Impact
Financial Impact
Source: SNL Financial and FVNB company documents
Note: Prosperity Bancshares, Inc. pro forma for Coppermark Bancshares, Inc. acquisition and subsequent $300 million borrowings pay down
(1) Includes estimated purchase accounting adjustments; Includes impact of $18.0 million SBLF redemption
Prosperity Bancshares, Inc. FVNB Corp. Pro Forma
(1)
Financial Impact 03/31/13 03/31/13 12/31/13
Balance Sheet ($mm)
Total Assets $16,107.7 $2,410.5 $18,574.1
Gross Loans HFI 6,094.7 1,607.7 7,677.5
Total Deposits 12,879.4 2,147.2 15,007.9
Tangible Common Equity 944.0 147.2 1,132.9
Regulatory Capital (%)
TCE / TA (%) 6.39% 6.23% 6.65%
Leverage Ratio (%) 7.02% 8.73% 7.47%
Tier 1 Capital Ratio (%) 13.64% 12.48% 13.76%
Total Capital Ratio (%) 14.38% 13.74% 14.37%